Exhibit 10.1

FORM OF SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT, (the, "Agreement"), dated as of the date of acceptance set forth below, is entered into by and among [____] (the “Purchaser”), and Alexander Bafer (the “Seller”).

W I T N E S S E T H:

WHEREAS, the Purchaser wishes to purchase, upon the terms and subject to the conditions of this Agreement, 8,750,000 shares of common stock of Carolco Pictures, Inc.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENT TO PURCHASE; PURCHASE PRICE.

Purchase.

(i)

The Purchaser hereby agrees to purchase, subject to the provisions of Section 1a(2) herein, from the Seller [_____] shares of common stock of Carolco Pictures, Inc.   (the “Shares”) at an aggregate price of $[____] USD (the “Purchase Price”).

(ii)

Subject to the terms and conditions of this Agreement, the Purchaser will purchase the Shares (the Seller is obligated to sell the Shares to the Purchaser) on October 5, 2015(the "Closing") and consummate the transaction. Upon receipt of the Purchase Price, the Seller will transfer the Shares to the Purchaser.

Method of Payment.  Payment to the Seller of the Purchase Price shall be made at the Closing by wire transfer of funds to:

Esposito, PLLC

Frank M. Esposito, Esq.

JP Morgan Chase Bank

ABA # 021000021

Account # 3032230608

PURCHASER’S REPRESENTATIONS, WARRANTIES, ETC. The Purchaser represents and warrants to, and covenants and agrees with, the Seller as follows:

a.

The Purchaser is purchasing the Shares for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

b.

The Purchaser is (i) an “accredited investor” as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3) and (6), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial, to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Shares.

c.

The Purchaser understands that its investment in the Shares involves a high degree of risk.

d.

The Purchaser acknowledges and agrees that the Shares shall bear a restrictive legend in substantially the following form:

“THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT”

SELLERS REPRESENTATIONS, ETC.   The Seller represents and warrants to the Purchaser that:

a.

Concerning the Shares.   There are no preemptive rights of any shareholder of RelationServe Media, Inc. or any third party to acquire the Shares.

b.

Authority.  The Seller has the capacity and authority to execute and deliver this Agreement, to perform hereunder, and to consummate the transactions contemplated hereby without the necessity of any act or consent of any other person, entity or governmental authority.

c.

Title.  The Seller has good and marketable title to all of the Shares, free and clear of any liens, claims, charges, options, rights of tenants or other encumbrances and shall not, until the Purchase Price is paid or this Agreement is terminated, sell, hypothecate, encumber, transfer or otherwise dispose of the Shares.

d.

Full Disclosure.  There is no fact actually known to the Seller that would reasonably be expected to materially and adversely affect the ability of the Seller to perform its obligations pursuant to this Agreement.

e.

Concerning Carolco Pictures, Inc. The Seller will use his best efforts to transition the control of Carolco Pictures, Inc. to the new control persons.

GOVERNING LAW:  MISCELLANEOUS.

a.

This Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws.  Each of the parties consents to the jurisdiction of the federal courts whose districts encompass the state courts of the State of Florida in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Buyers for any reasonable legal fees and disbursements incurred by the Buyers in enforcement of or protection of any of its rights under this Agreement.

b.

Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

c.

This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

d.

All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

e.

A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

f.

This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.  Copies sent by pdf in an email or by facsimile will be considered as if originals.

g.

The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

h.

If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

i.

This Agreement may be amended only by the written consent of a majority in interest of the Shareholders of the Preferred and an instrument in writing signed by the Company.

j.

This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

NOTICES.     Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of

(a)

the date delivered, if delivered by personal delivery as against written receipt therefor or by confirmed facsimile transmission,

(b)

the seventh business day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

(c)

the third business day after mailing by next-day express courier, with delivery costs and fees prepaid,

in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days’ advance written notice similarly given to each of the other parties hereto):

SELLER:

At the address set forth on the signature page of this Agreement.

PURCHASER:

At the address set forth on the signature page of this Agreement.

IN WITNESS WHEREOF, this Agreement has been duly executed by the Purchaser and the Seller as of the date set forth below.

Date:     as of October 5, 2015

SELLER:

______________________________________

Name: Alexander Bafer

Address: c/o Carolco Pictures Inc

5550 Glades Road

Suite 500

Boca Raton FL 33431

PURCHASER:

______________________________________

Name:

Address: ____________________

____________________________